Table of Contents

Performance Highlights

      Monetta Fund                           4
      Monetta Small-Cap Equity Fund          5
      Monetta Mid-Cap Equity Fund            6
      Monetta Large-Cap Equity Fund          7
      Monetta Balanced Fund                  8
      Monetta Intermediate Bond Fund         9
      Monetta Government Money Market Fund  10

Independent Auditors Report                 11

Schedule of Investments

      Monetta Fund                          12
      Monetta Small-Cap Equity Fund         14
      Monetta Mid-Cap Equity Fund           15
      Monetta Large-Cap Equity Fund         16
      Monetta Balanced Fund                 17
      Monetta Intermediate Bond Fund        19
      Monetta Government Money Market Fund  19

Financial Statements

      Statements of Assets & Liabilities    20
      Statements of Operations              21
      Statements of Changes in Net Assets   22
      Notes to Financial Statements         24

Footnote:
Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Historically, small company stocks have been more volatile than large company stocks, U. S. Government Bonds, and Treasury Bills. An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to loose money by investing in the Fund.

References to individual securities are the views of the Advisor at the date of this report and may change. References are not a recommendation to buy or sell any security. Fund holdings are subject to change.

Since indices are unmanaged, it is not possible to invest in them.

Sources for performance data include Lipper Analytical Services, Inc., and Frank Russell Company.
Page 2

Dear Fellow Shareholders:                                     January 15, 1999

The financial markets continued their winning streak in 1998, especially in the larger capitalization stocks. The markets moved higher primarily due to low interest rates and continued steady economic growth, in spite of international turbulence, presidential impeachment proceedings and economic concerns.

In 1998, large capitalization stocks outperformed both mid and small capitalization stocks. In fact, the 30% performance variance between the S&P 500 (Large-Cap) and Russell 2000 (Small-Cap) indices was the widest in 68 years! The primary reason for this variance was that large-cap securities possessed desirable investment characteristics in a slower growth economic environment as their earnings are more predictable and stable.

The best industry sectors in 1998 were computer peripherals, networking, specialty retail and biotechnology. Of course, we cannot forget the emerging internet stocks, which posted astounding returns in 1998.

The majority of small-cap managers posted negative returns in 1998, and unfortunately, our two small-cap funds were no exception. Our Large-Cap Fund benefited from the preference for larger company stocks in 1998. Our fixed income funds posted strong returns due to the high-quality emphasis of our government/corporate investments.

History suggests that the huge disparity between small and large company performance will eventually narrow. 1998 was a reminder that a sound investment approach includes a basket of investments across the small and large capitalization sectors. It is for this reason that we offer a family of seven mutual funds for your diversification needs.

Investment Outlook

Entering 1998, "experts" forecasted modest stock market gains after the strong returns that were posted in 1997. They were partially right as small-cap stocks performed poorly. However, large-cap stocks exceeded even the most optimistic forecasts.

Our outlook for the U.S. economy and the stock market in 1999 is cautiously optimistic. Low interest rates, benign inflation and the elimination of the annual government deficit are strong positive signals for continued economic growth in 1999. However, the Asian economies are suffering and now Latin America is beginning to show serious signs of weakness. The United States has been a bastion of relative prosperity, but there is the continued concern that foreign economic weakness will eventually spill into the U.S.

Our investment strategy is unwavering, and we will continue to focus on identifying strong companies with solid and predictable earnings growth. We like the technology sector, which is expected to provide strong unit growth and productivity gains in 1999 and into the year 2000. Other attractive areas are the healthcare and specialty retail sectors where growth is steady and earnings visibility good.

Our equity mutual funds are all growth funds which invest in rapidly growing companies. We are especially excited about the prospects for a potential rebound in the small-cap sector. We offer two small-cap mutual funds which provide investors with an opportunity to invest in this exciting investment class. Many of these small companies have the potential to grow into recognizable large-cap companies in the years to come.

As always, we want to thank you for your investment and/or interest in the Monetta Family of Funds.

Best personal regards,



Robert S. Bacarella
President and Founder

<Page 3>


Monetta Fund                                             Period ended 12/31/98

Investment Objective:          Market Capitalization Range:   Total Net Assets:
Capital Appreciation/Income    $50 million - $1 billion       $124.7 million

PERFORMANCE:
                  Average Annual Total Return
                  1 Year    5 Year    10 Year
Monetta Fund      (9.0)%    7.0%      11.5%
Russell 2000*     (2.5)%    11.9%     12.9%

*Source Frank Russell Company

[Performance Graph Appears Here]

Measurement Period        Monetta             Russell
(Fiscal Period Covered) Equity Fund            2000
3/89                      10,312              10,770
6/89                      11,136              11,456
9/89                      11,664              12,230
12/89                     11,523              11,624
3/90                      12,140              11,367
6/90                      13,576              11,806
9/90                      10,958              8,909
12/90                     12,832              9,357
3/91                      15,209              12,139
6/91                      15,665              11,951
9/91                      17,785              12,926
12/91                     20,004              13,666
3/92                      20,132              14,691
6/92                      18,848              13,688
9/92                      19,408              14,081
12/92                     21,102              16,182
3/93                      19,703              16,873
6/93                      19,849              17,242
9/93                      21,393              18,749
12/93                     21,207              19,241
3/94                      20,647              18,731
6/94                      19,528              18,001
9/94                      20,903              19,251
12/94                     19,889              18,891
3/95                      21,806              19,762
6/95                      23,313              21,614
9/95                      26,218              23,749
12/95                     25,463              24,263
3/96                      25,855              25,501
6/96                      26,656              26,777
9/96                      26,608              26,868
12/96                     25,874              28,266
3/97                      23,995              26,804
6/97                      28,929              31,149
9/97                      34,712              35,784
12/97                     32,650              34,586
3/98                      36,241              28,064
6/98                      32,991              36,290
9/98                      25,238              28,978
12/98                     29,700              33,704

The graph above to the right compares the change in value of a $10,000 investment in the Monetta Fund and the Russell 2000 Stock Index, with dividend and capital gains reinvested. The Russell 2000 Stock Index is a broad measure representative of the general market. Since the NASDAQ Composite is not an appropriate index, it is no longer reflected on the above graph. Had it been reflected, the value of a $10,000 investment at the end of 10 years per the NASDAQ Composite would be $57,499. Please refer to footnote at bottom of Page 2.

PORTFOLIO COMPOSITION
   Consumer Related   - 38.9%
   Technology         - 18.9%
   Medical            - 18.2%
   Industrial         - 14.9%
   S/T Investments(A) -  5.4%
   Financial          -  3.7%

(A) Short-term investments net of other assets and liabilities


                                     TOP 5 EQUITY HOLDINGS:

                                                               % of Net Assets
                                     Consolidated Graphics, Inc.          5.4%
                                     AeroFlex, Inc.                       5.0%
                                     Medicis Pharmaceutical Corp. - CL A  4.5%
                                     D&K Healthcare Resources, Inc.       4.4%
                                     VDI Media                            3.4%
                                     Total Top 5 Holdings                22.7%

COMMENTARY

The Monetta Fund posted a return in 1998 of negative 9.0% versus the Russell 2000 benchmark return of negative 2.5%. Over the previous two year period, the Monetta Fund reported an annualized return of 7.1%, which is in line with the Russell 2000 return of 9.2% during this same period.

Within the small-cap sector in 1998, performance was differentiated in great part by the size of company invested in. Generally, small-cap funds which invested in the largest companies did much better than funds which gravitated towards the smaller companies. The Monetta Fund had a much lower market capitalization than the average small-cap fund in 1998, which helps explain why the Monetta Fund lagged in 1998.

Without question, 1998 was a difficult year for small-cap equities. The majority of small-cap equity funds posted negative returns in 1998, whereas large-cap equity funds posted very strong returns. One industry pundit recently stated that, "There are three sure things in life: death, taxes and the cheapness of small-cap stocks relative to large caps." Report after report states that small-cap equities over a host of valuation parameters are at or near all-time lows. On a brighter note, a number of industry experts feel that 1999 will mark a turnaround in the small-cap sector.

We are excited about our portfolio of companies as we enter 1999. Our five largest companies in the Monetta Fund are demonstrating extremely high growth rates along with consistent and predictable earnings growth. Our portfolio composition continues to favor the high growth segments, including consumer discretionary, medical and technology.

We are managing the Monetta Fund with the same investment disciplines that we outlined two years ago in our Annual Report. Our focus on early-stage growth companies with strong fundamentals at reasonable valuation levels served us very well in 1997 when we outperformed our index and peers significantly. Unfortunately, in 1998 the smaller companies within the small-cap sector significantly underperformed, impacting our relative performance for the year. We feel that by consistently applying our investment disciplines, we will best position ourselves to provide solid long-term returns to our shareholders. We look forward to reporting our progress to you in the quarters and years to come.

<Page 4>

Monetta Small-Cap Equity Fund                            Period ended 12/31/98

Investment Objective:       Market Capitalization Range:      Total Net Assets:
Capital Appreciation        under $1 billion                  $4.0 million


PERFORMANCE:
                           Average Annual Total Return
                                  Since Inception
                                1 Year      2/1/97
Monetta Small-Cap Equity Fund   (2.8)%      20.6%
Russell 2000*                   (2.5)%      8.5%

*Source Frank Russell Company.

[Performance Graph Appears Here]

                             Small-Cap     Russell
Month                          Fund         2000
12/96                         10,000        10,000
3/97                          9,490         9,297
6/97                          11,820        10,804
9/97                          15,089        12,412
12/97                         14,716        11,996
3/98                          15,956        12,203
6/98                          15,317        12,588
9/98                          12,237        10,051
12/98                         14,278        11,690

The graph above to the right compares the change in value of a $10,000 investment in the Monetta Small-Cap Equity Fund and the Russell 2000 Stock Index with dividend and capital gains reinvested. The Russell 2000 index is a broad measure representative of the general market. Please refer to footnote at bottom of Page 2.


PORTFOLIO COMPOSITION
  Consumer Related     - 36.4%
  Medical              - 21.1%
  Technology           - 20.9%
  Industrial           - 13.5%
  S/T Investments (A)  -  5.9%
  Financial            -  2.2%

(A) Short-term investments net of other assets and liabilities


                                         TOP 5 EQUITY HOLDINGS:

                                                               % of Net Assets
                                         Aeroflex, Inc.                   5.7%
                                         D&K Healthcare Resources, Inc.   5.6%
                                         Consolidated Graphics, Inc.      5.1%
                                         VDI Media                        4.8%
                                         MAXIMUS, Inc.                    4.7%
                                         Total Top 5 Holdings            25.9%


COMMENTARY

The Monetta Small-Cap Equity Fund posted respectable results in 1998, recording a negative 2.8% one-year return, compared to the Russell 2000 benchmark return of negative 2.5%. Inception-to-date, the Monetta Small-Cap Equity Fund posted an annualized return of 20.6% versus the Russell 2000 benchmark return of 8.5%.

As we have explained in previous communications to our shareholders, the Monetta Small-Cap Equity Fund is an extremely focused portfolio of small-cap equities. We generally hold only 25-35 positions in the Fund. This concentration has served us well to-date as we have handily outpaced the Russell 2000 benchmark return since the Funds inception on February 1, 1997.

You will notice that four of the top five holdings are also held in the Monetta Fund. Aeroflex is a rapidly growing technology company which supplies Lucent, Motorola and other recognizable large technology companies. D&K Healthcare is a pharmaceutical distributor which is posting very strong results as it takes market share away from the larger distributors. Consolidated Graphics is a printing company which is growing organically and through acquisition. In 1998, they easily beat aggressive earnings targets and are expected to continue this performance in 1999.

VDI Media provides video duplication and editing services to the major advertising agencies and movie studios. While it posted very strong growth in 1998, the stock was a poor performer, in large part due to its small size. We look for this stock to break out in 1999 as they accelerate their growth. Lastly, MAXIMUS provides program management and consulting services to federal and state governments. This company is expected to continue to benefit from the outsourcing of traditional government functions to the private sector.

As was detailed in our comments on the Monetta Fund, the small-cap sector performed poorly in 1998. Despite the rapid growth enjoyed in 1998 by our portfolio of companies, the investment community chose to focus on larger companies . Many studies point out that historically small-cap stocks have outperformed large-cap stocks. Unfortunately, there can be spells during which time small-cap stocks lag. Meanwhile, we are attempting to identify the small-cap stocks which will benefit most when the investment community begins to focus on this sector.

<Page 5>

Monetta Mid-Cap Equity Fund                              Period ended 12/31/98

Investment Objective:      Market Capitalization Range:      Total Net Assets:
Capital Appreciation       $1 billion - $5 billion           $18.9 million


PERFORMANCE:
                             Average Annual Total Return
                                        Since Inception
                              1 Year    5 Year   3/1/93
Monetta Mid-Cap Equity Fund   (0.9)%    15.1%    18.9%
S&P 400*                       18.3%    18.7%    18.5%

*Source Lipper Analytical Services, Inc.

[Performance Graph Appears Here]


Measurement Period          Mid-Cap         S&P 400
(Fiscal Year Covered)        Fund
3/1/93                      10,000          10,000
3/93                        11,670          10,220
6/93                        11,880          10,445
9/93                        13,120          10,978
12/93                       13,540          11,274
3/94                        13,475          10,793
6/94                        13,109          10,399
9/94                        13,887          11,103
12/94                       13,835          10,817
3/95                        14,835          11,692
6/95                        16,536          12,723
9/95                        17,603          13,965
12/95                       17,233          14,165
3/96                        18,717          15,037
6/96                        19,106          15,470
9/96                        19,855          15,920
12/96                       21,402          16,885
3/97                        21,314          16,634
6/97                        24,277          19,085
9/97                        27,761          22,145
12/97                       27,639          22,329
3/98                        30,239          24,787
6/98                        29,362          24,257
9/98                        22,920          20,800
12/98                       27,408          26,472

The graph above to the right compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400. The S&P 400 index is a broad measure representative of the general market. Please refer to footnote at bottom of Page 2.

PORTFOLIO COMPOSITION
  Consumer Related     - 42.0%
  Technology           - 26.3%
  Medical              - 13.7%
  Financial            - 10.6%
  Industrial           -  5.8%
  S/T Investements (A) - 1.6%

(A) Short-term investments net of other assets and liabilities

                                            TOP 5 EQUITY HOLDINGS:

                                                               % of Net Assets
                                            Consolidated Graphics, Inc.   5.4%
                                            Outback Steakhouse, Inc.      4.9%
                                            VDI Media                     4.1%
                                            Platinum Technology, Inc.     4.0%
                                            Newcourt Credit Group, Inc.   3.7%
                                            Total Top 5 Holdings         22.1%

COMMENTARY

The Monetta Mid-Cap Equity Fund declined 0.9% in 1998 versus the S&P 400 index return of 18.3%. The Monetta Mid-Cap Equity Fund has posted a five-year annualized return of 15.1%, which is in line with the S&P 400 index return of 18.7%.

The 1998 underperformance occurred almost entirely in the second half of the year. In an effort to control risk, the Fund was underweighted in technology due to concerns of slowing demand overseas. The market dismissed these concerns and bid up technology stocks dramatically in the second half of 1998, causing a large portion of our negative variance.

The Fund's underperformance in 1998 was frustrating given its solid long-term track record. We have always managed the fund to provide competitive returns while minimizing risk. The markets indifference to certain industry groups, and infatuation with others, caused 1998 to be a difficult year if you were not invested fully in the proper sectors, as the divergence in returns between sectors was extreme. We have not changed the investment philosophy which has provided competitive long-term returns. However, we are currently being more diligent in matchingindustry weightings in the Fund more closely to their respective S&P 400 index industry weightings. As evidence of this, in late 1998, we increased our exposure in the technology and biotechnology areas.
In addition, with investors' increasing concern over trading liquidity, we are putting more emphasis on those companies which are at the higher end of the mid-cap capitalization range. As a result, the average market capitalization of the portfolio has increased from approximately $1.2 billion to $3.5 billion.

The mid-cap sector underperformed large-caps in 1998. Many industry observers feel that, due to the relative higher valuations in the large-cap sector, more money will flow into the mid-cap sector in 1999. This would certainly be welcome news for mid-cap investors.

<Page 6>

Monetta Large-Cap Equity Fund                            Period ended 12/31/98

Investment Objective:      Market Capitalization Range:      Total Net Assets:
Capital Appreciation       $5 billion +                      $4.2 million


PERFORMANCE:
                             Average Annual Total Return
                                      Since Inception
                              1 Year   2 Year  9/1/95
Monetta Large-Cap Equity Fund   9.0%   17.5%   20.7%
S&P 500*                       28.7%   31.0%   28.9%

*Source Lipper Analytical Services, Inc.

[Performance Graph Appears Here]


Measurement Period          Large-Cap      S&P 500
(Fiscal Year End)             Fund
9/95                        10,000         10,482
12/95                       10,574         11,105
3/96                        11,344         11,701
6/96                        11,923         12,225
9/96                        12,864         12,603
12/96                       13,555         13,653
3/97                        13,842         14,020
6/97                        15,621         16,465
9/97                        17,333         17,699
12/97                       17,167         18,207
3/98                        18,413         20,745
6/98                        18,008         21,433
9/98                        14,165         19,307
12/98                       18,716         23,441

The graph above to the right compares the change in value of a $10,000 investment in the Monetta Large-Cap Equity Fund to the S&P 500. The S&P 500 Composite index is a broad measure representative of the general market. Please refer to footnote at bottom of Page 2.

PORTFOLIO COMPOSITION
  Consumer Related    - 33.0%
  Technology          - 28.9%
  Financial           - 14.6%
  Medical             - 11.1%
  Industrial          - 8.1%
  S/T Investments (A) - 4.3%

(A) Short-term investments net of other assets and liabilities

                                           TOP 5 EQUITY HOLDINGS:


                                                               % of Net Assets
                                            MCI Worldcom, Inc.            5.1%
                                            Cisco Systems, Inc.           4.4%
                                            Int'l. Business Machine Corp. 4.4%
                                            FDX Corp.                     4.3%
                                            Lucent Technologies, Inc.     4.0%
                                            Total Top 5 Holdings         22.2%


COMMENTARY

The Monetta Large-Cap Equity Fund appreciated 9.0% during 1998, while posting a stellar fourth quarter return of 32.1%. The S&P 500 index posted a 28.7% return in 1998. For the three year period ending December 31, 1998, the Monetta Large-Cap Equity Fund has provided an annualized return of 20.9%.

The Fund's performance for 1998 lagged the S&P 500 index return which was powered by a narrow band of stocks that performed extremely well in 1998. As we reported to you in our 1998 Semi-Annual Report, our focus on risk control caused us to avoid many of the "nifty-fifty" stocks, which performed very well. In the third quarter of 1998, we decided that investors would continue to gravitate toward the handful of premier blue-chip companies whose stocks were performing well. Therefore, we concentrated our portfolio in these strong companies whose valuations were high, but provided above-average earnings stability and predictability. This proved to be the correct strategy, as our superior fourth quarter return indicates.

In 1998, the stock market handsomely rewarded companies in strong sectors that posted earnings which exceeded expectations. Historically, sound companies with good franchise value were treated harshly for any misstep. We expect these trends to continue in 1999, placing extreme value on proper stock selection.

We will continue our investment strategy of emphasizing premier growth stocks in the most attractive industries. Although valuation levels appear high by historical standards, we believe the underlying demand for these securities should continue to remain strong.

<Page 7>

Monetta Balanced Fund                                    Period ended 12/31/98

Investment Objective:      Market Capitalization Range:      Average Maturity:
Capital Appreciation       $50 million                       8.2 Years

Total Net Assets:
$14.5 million

PERFORMANCE:
                             Average Annual Total Return
                                      Since Inception
                              1 Year   2 Year   9/1/95
Monetta Balanced Fund          8.6%    14.7%    18.5%
Lipper Balanced Fund Index*   15.1%    17.7%    16.7%

*Source Lipper Analytical Services, Inc.

Measurement Period    Monetta         Lipper
(Fiscal Year End)     Balanced        Balanced
9/95                  10,000          10,239
12/95                 10,616          10,697
3/96                  11,131          10,936
6/96                  11,913          11,158
9/96                  12,547          11,453
12/96                 13,369          12,093
3/97                  13,358          12,150
6/97                  14,642          13,460
9/97                  16,431          14,325
12/97                 16,205          14,549
3/98                  17,321          15,698
6/98                  16,923          15,932
9/98                  15,004          15,009
12/98                 17,602          16,737

The graph above to the right compares the change in value of a $10,000 investment in the Monetta Balanced Fund to the Lipper Balanced Fund Index with dividends and capital gains reinvested. Please refer to footnote at bottom of Page 2.

PORTFOLIO COMPOSITION
  Fixed Income (A) - 33.6%
  Consumer Related - 27.9%
  Technology       - 21.2%
  Medical          -  6.9%
  Industrial       -  6.4%
  Financial        -  4.0%

(A) Fixed income net of other assets and liabilities

                                            TOP 5 EQUITY HOLDINGS:

                                                               % of Net Assets
                                            Tyco Int'l Ltd.               2.6%
                                            Int'l Business Machine Corp.  2.6%
                                            MCI Worldcom, Inc.            2.5%
                                            Intel Corp.                   2.5%
                                            Merrill Lynch & Co., Inc.     2.3%
                                            Total Top 5 Holdings         12.5%

COMMENTARY

The Monetta Balanced Fund posted an 8.6% return in 1998, finishing the year with a strong 17.3% return in the fourth quarter. The average 1998 return of the Lipper Analytical Service, Inc., Balance Fund category was 13.5%. From inception, September 1, 1995 through December 31, 1998, the Fund's average annual return was 18.5% versus the Lipper Balance Fund Index of 16.7%

While the Fund posted a respectable return, the Fund's overall performance was negatively affected by its balanced weightings in the small, mid and large capitalization areas of the market due to the significant underperformance of small-cap stocks in 1998. In fact, the 30% return disparity between large-cap and small-cap stocks was the widest since 1930.

Given the relative attractiveness of small-cap securities, we are hesitant to significantly shift the equity group weightings. However, we have lightened our exposure somewhat to the smallest companies in the small-cap sector, as it appears likely that when investors begin to focus on the small-cap sector, they will gravitate toward the larger companies within the group.

A number of holdings across market capitalization sectors posted strong results in the fourth quarter. Small and mid-cap contributors include Consolidated Graphics, Medicis Pharmaceutical and QRS Corp. Strong performers in the large-cap area included AirTouch Communications, Best Buy Company and Federal Express Corp.

The Monetta Balanced Fund is unique in its exposure to small- and mid-cap equities, as many balanced funds ignore these sectors completely. We are optimistic that our approach will pay off handsomely should investor interest returns to these groups.

We intend to maintain an overall portfolio mix of 65% stocks and 35% bonds. The fixed income position of the Fund has an average maturity of approximately eight years and is invested in investment grade securities.

<Page 8>

Monetta Intermediate Bond Fund                           Period ended 12/31/98

Investment Objective:      30-Day SEC Yield: Average Maturity: Total Net Assets:
Capital Appreciation/Income     5.23%            4.7 Years        $6.7 million


PERFORMANCE:
                         Average Annual Total Return
                                  Since Inception
                           1 Year  5 Year  3/1/93
Monetta Intermediate
      Bond Fund             8.38%  7.38%   7.73%
Lehman Gov't/Corp
      Interm. Bond Index*   8.44%  6.60%   6.53%

*Source Lipper Analytical Services, Inc.

[Performance Graph Appears Here]


Measurement Period      Monetta Intermediate      Lehman
(Fiscal Year Covered)       Bond Fund
3/1/93                       10,000               10,007
3/93                         10,000               10,028
6/93                         10,399               10,255
9/93                         10,732               10,486
12/93                        10,817               10,504
3/94                         10,585               10,291
6/94                         10,494               10,229
9/94                         10,613               10,313
12/94                        10,705               10,302
3/95                         11,270               10,754
6/95                         11,866               11,292
9/95                         12,046               11,479
12/95                        12,282               11,883
3/96                         12,245               11,784
6/96                         12,428               11,859
9/96                         12,702               12,068
12/96                        13,074               12,364
3/97                         13,041               12,350
6/97                         13,485               12,715
9/97                         13,908               13,058
12/97                        14,238               13,338
3/98                         14,443               13,546
6/98                         14,748               13,800
9/98                         15,382               14,420
12/98                        15,431               14,463

The graph above to the right compares the change in value of a $10,000 investment in the Monetta Intermediate Bond Fund to the Lehman
Government/Corporate Intermediate Bond Index. The Lehman Government/Corporate Intermediate Bond Index measures that specific segment of the bond market. Please refer to footnote at bottom of Page 2.

PORTFOLIO COMPOSITION
  Corporate Bonds         - 71.5%
  US Treasury             - 14.4%
  Government Agencies     -  9.5%
  Government Obligations  -  9.5%
  S/T Investments (A)     -  3.0%
  Preferred Stock         -  1.6%

(A) Short-term investments net of other assets and liabilities

                                                        MATURITY PROFILE:

                                                               % of Net Assets
                                                        1 Year of Less    5.1%
                                                        1-3 Years        23.1%
                                                        4-6 Years        43.4%
                                                        7-10 Years       28.2%
                                                        Over 10 Years     0.2%
                                                        Total           100.0%

COMMENTARY

The Monetta Intermediate Bond Fund appreciated 8.38% in 1998 versus an average return of 7.25% of Lipper Analytical Services, Intermediate Investment Grade Debt Funds category ranking the fund in the top 26th percentile out of 239 funds. For the five years ending December 31, 1998, the Fund generated a cumulative return of 42.8%, ranking it in the top 10 percentile of its Lipper category out of 109 funds.

The Fund's performance benefited from its emphasis on a high quality corporate investment portfolio and a shorter average maturity of 4.7 years. The Fund's appreciation in 1998 was particularly significant considering that the corporate credit sector underperformance was the worst of any other period since the inception of the benchmark fixed income indices in 1973.

Last year was plagued by concern over the slowing economic conditions in Asia, Russia, and Latin America. The Federal Reserve took on the role of the world's Central Banker with a series of three short-term interest rate cuts in the second half of the year, which helped stabilize the markets. The 30-year Treasury yield reached a low of 4.70% before ending the year at 5.10%. At one point, the yield difference between the two-year note and 30-year bond was only 12 basis points.

Looking into 1999, we believe that the higher yielding sectors of the corporate bond market will be the initial performance leaders. We expect the Fed will resume an easing monetary policy, and that bond yields will remain at or below current levels.

We feel that the inordinately wide corporate spreads are an opportunity to add incremental yield to the portfolio. As the markets continue to stabilize and the economic outlook clears, the lower-investment-grade sectors may warrant consideration for capital appreciation opportunities.

The Fund will continue to follow the same course that has made it a strong performer since its inception over five years ago - overweight higher yielding corporate sectors and minimize duration or maturity risk.

<Page 9>

Monetta Government Money Market Fund                     Period ended 12/31/98

Investment Objective:              7-Day Yield:      Average Days to Maturity:
Income and Capital Preservation         5.08%                40 Days

Total Net Assets:
$4.1 million



PERFORMANCE:
                           Average Annual Total Return
                                        Since Inception
                            1 Year    5 Year    (3/1/93)
Monetta Government Money
      Market Fund           5.24%**   5.07%**   4.74%**
Lipper US Gov't Money
      Market Funds Avg.*    4.89%     4.72%     4.41%

*Source Lipper Analytical Services, Inc.

[Performance Graph Appears Here]

Measurement Period      Money Market     Lipper Average
(Fiscal Year Covered)
3/1/93                  10,000           10,000
3/93                    10,013           10,023
6/93                    10,072           10,088
9/93                    10,147           10,154
12/93                   10,224           10,222
3/94                    10,301           10,290
6/94                    10,396           10,374
9/94                    10,507           10,475
12/94                   10,637           10,597
3/95                    10,788           10,738
6/95                    10,950           10,885
9/95                    11,110           11,030
12/95                   11,262           11,174
3/96                    11,401           11,309
6/96                    11,539           11,440
9/96                    11,683           11,579
12/96                   11,832           11,711
3/97                    11,977           11,846
6/97                    12,126           11,988
9/97                    12,281           12,135
12/97                   12,441           12,284
3/98                    12,599           12,433
6/98                    12,760           12,585
9/98                    12,927           12,738
12/98                   13,091           12,894

**Total returns are net of advisory fees waived and voluntary absorption of all or part of the Fund's operating expenses by the Advisor. Had the advisory fee not been waived, the 7-day SEC yield would have been 4.73%, versus 5.08% on December 31, 1998. An investment in the Monetta Government Money Market Fund is neither insured or guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable $1.00 per share net asset value. Please refer to footnote at bottom of Page 2.

PORTFOLIO COMPOSITION
  Government Agency       - 98.6%
  S/T Investments Net (A) -  1.4%

(A) Short-term investements net of other assets and liabilities


                                            ALLOCATION:

                                            Government Agencies          98.6%
                                            Short Term Investments-Net    1.4%
                                            Total                       100.0%

COMMENTARY

The Monetta Government Money Market Fund posted an impressive return of 5.24% in 1998 versus an average return of 4.89% for the Lipper U.S. Government Fund category. This performance ranked the Fund 5th of 113 Funds in this Lipper category for the one year period ended December 31, 1998. For the five year period ending December 31, 1998, the Fund ranked 6th of 85 Funds.

The Fund's positive relative performance was due in large part to the over-weighting of agency discount notes versus short governments and bills. Money market yields declined steadily over the last year as evidenced by the 60-89 day Federal Farm Credit yield curve which declined from 5.52% on December 31, 1997 to 4.72% on December 31, 1998.

We are not expecting any Federal Reserve easing in the first quarter but anticipate slower growth as the year develops and expect easing initiatives to resume in the Spring.

At this time, we do not expect the short end of the yield curve to change materially and do not anticipate any major changes in security selection or maturity risk.

The Monetta Government Money Market Fund is the most conservative of the Monetta Family of Mutual Funds. It's primary objectives are the preservation of capital and liquidity. The investment emphasis is on stability and current income.

<Page 10>

INDEPENDENT AUDITORS REPORT


The Boards of Directors and Trustees and the Shareholders of Monetta Fund, Inc., and Monetta Trust:

We have audited the accompanying statements of assets and liabilities of Monetta Fund, Inc., and Monetta Trust (comprising, respectively, the Small-Cap Equity Fund, Mid-Cap Equity Fund,Large-Cap Equity Fund, Balanced Fund, Intermediate Bond Fund, and Government Money Market Fund), collectively referred to as the "Funds," including the schedules of investments as of December 31, 1998, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Monetta Fund, Inc., and each of the respective funds constituting the Monetta Trust as of December 31, 1998, the results of their operations for the period then ended, the changes in their net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented in the five-year period then ended, in conformity with generally accepted accounting principles.

KPMG LLP

Chicago, Illinois
January 15, 1999

<Page 11>

Schedule of Investments                                      December 31, 1998

MONETTA FUND

      Shares or                                Quoted
      Principal                              Market Value
       Amount                               (In Thousands)


COMMON STOCKS - 94.6%

      Consumer Related - 38.9%                 $48,401

Broadcasting/Cable TV - 5.4%
       *60,000    Metro Networks, Inc.          $2,558
      *443,300    VDI Media                      4,211
                                                 6,769

Food Processing - 0.8%
       *35,000    Celestial Seasonings, Inc.       974

Recreation/Entertainment - 1.7%
       *85,000    Avis Rent-A-Car, Inc.          2,056

Restaurants/Lodging - 2.6%
       *80,000    Outback Steakhouse, Inc.       3,190

Retail Manufacturers & Distribution - 2.3%
      *110,000    Home Products Int'l, Inc.      1,093
       *65,000    Performance Food Group Co.     1,828
                                                 2,921

Retail Trades - 2.1%
      *150,000    Just For Feet, Inc.            2,606

Miscellaneous - 24.0%
      *411,600    APAC Teleservices, Inc         1,557
       *50,000    Big Flower Holdings, Inc.      1,103
       *37,300    BHI Corp.                      1,147
      *100,000    Consolidated Graphics, Inc.    6,756
       *90,000    FirstService Corp.             1,075
       *70,000    F.Y.I., Inc.                   2,240
       *43,700    HA-LO Industries, Inc.         1,644
      *102,600    MAXIMUS, Inc.                  3,796
      *100,000    Modis Professional Services    1,450
       *36,000    QRS Corp.                      1,728
       230,000    Schawk, Inc.                   3,191
        20,000    Valassis Communications, Inc.  1,033
      *351,700    Vestcom Int'l, Inc.            3,165
                                                29,885

      Financial Related - 3.7%                  $4,662

Financial Services - 3.7%
       *60,000    LaSalle Partners, Inc.        $1,767
       *90,000    CNA Surety Corp.               1,417
       *52,800    Trammell Crow Co.              1,478
                                                 4,662

      Industrial Related - 14.9%               $18,685

Chemicals - 0.9%
        48,000    Cambrex Corp.                 $1,152

Energy Resources & Services - 1.5%
       *75,000    Hanover Compressor Co.         1,927

Industrial & Electronics Products - 9.1%
       *75,000    AFC Cable Systems, Inc.        2,522
        65,000    Applied Power, Inc. - CL A     2,454
       *77,500    JPM Co.                        1,085
        80,000    Spartech Corp.                 1,760
       *62,500    SPS Technologies, Inc.         3,539
                                                11,360

Transportation - 2.3%
       *75,000    Carey International, Inc.      1,312
       *37,000    Expeditors Int'l of
                    Washington, Inc.             1,554
                                                 2,866

Miscellaneous - 1.1%
       *80,000    Waste Industries, Inc.         1,380

      Medical Related - 18.2%                  $22,757

Medical Supplies - 0.5%
       *20,000    Conmed Corp.                    $660

Medical Technology - 2.5%
        50,000    ADAC Laboratories                998
       *80,000    SteriGenics Int'l, Inc.        2,080
                                                 3,078
<Page 12>

Pharmaceuticals - 11.2%
      *200,500    D & K Healthcare
                    Resources, Inc.              5,464
        78,500    Jones Pharma, Inc.             2,865
       *95,000    Medicis Pharmaceutical
                    Corp. - CL A                 5,664
                                                13,993

Physician Services - 3.6%
      *130,000    Castle Dental Centers, Inc.      796
       *35,300    Henry Schein, Inc.             1,580
       *55,000    MedQuist, Inc.                 2,172
                                                 4,548

Miscellaneous - 0.4%
       *10,000    FPIC Insurance Group, Inc.       478

      Technology Related - 18.9%               $23,473

Computer Software and Systems - 2.2%
       *30,000    Apex PC Solutions, Inc.         $866
      *100,000    Platinum Technology, Inc.      1,913
                                                 2,779

Computer/Office Equipment - 3.7%
       *80,000    CHS Electronics, Inc.          1,355
      *150,000    ScanSource, Inc.               3,225
                                                 4,580
Semiconductors - 5.0%
      *410,700    Aeroflex, Inc.                 6,212

Telecommunications/Equipment - 6.9%
      *120,000    Brightpoint, Inc.              1,650
      *120,000    Comdial Corp.                  1,058
       *50,000    Dycom Industries, Inc.         2,856
       *82,200    Quanta Services, Inc.          1,814
        25,000    Superior Telecom, Inc.         1,181
                                                 8,559

Miscellaneous - 1.1%
       *10,000    Catalina Marketing Corp          684
       *25,000    USWeb Corp.                      659
                                                 1,343

Total Common Stocks
            (Cost $95,489) (a)                 117,978

Variable Demand Notes - 1.6%
     1,413,900    Firstar Bank Milwaukee,
                    N.A. - 5.3%                  1,414
       269,200    General Mills - 5.23%            269
       271,000    Pitney Bowes - 5.23%             271
        36,000    Sara Lee - 5.23%                  36
Total Variable Demand Notes                      1,990

Commercial Paper - 5.2%
     1,500,000    Albertson's - 5.23%
                    Due 01/12/99                 1,498
     1,000,000    Allstate - 5.15%
                    Due 01/11/99                   999
     1,000,000    Central Illinois Light Co. - 5.15%
                    Due 01/06/66                   999
     1,500,000    General Mills - 5.25%
                    Due 01/04/99                 1,499
     1,500,000    Met Life Funding - 5.38%
                    Due 01/19/99                 1,496
Total Commercial Paper                           6,491

Total Short-Term Investments                     8,481

Total Investments - 101.4%
            (Cost $103,970) (a)                126,459

Other Assets Less Liabilities - (1.4%)         (1,770)

Net Assets - 100%                             $124,689

(a) For tax purposes, cost is $104,046; the aggregate gross unrealized appreciation is $26,095, and aggregate gross unrealized depreciation is $3,606, resulting in net unrealized appreciation of $22,489 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security

<Page 13>

Schedule of Investments December 31, 1998

MONETTA SMALL-CAP EQUITY FUND

      Shares or                                    Quoted
      Principal                                  Market Value
      Amount                                    (In Thousands)

COMMON STOCKS - 94.1%

      Consumer Related - 36.4%                  $1,452

Broadcasting/Cable TV - 8.0%
        *3,000    Metro Networks, Inc.            $128
       *20,000    VDI Media                        190
                                                   318

Recreation/Entertainment - 3.6%
        *6,000    Avis Rent-A-Car, Inc.            145

Retail Manufacturers & Distribution - 2.5%
       *10,000    Home Products Int'l, Inc.         99

Miscellaneous - 22.3%
        *3,000    Consolidated Graphics, Inc.      203
        *3,000    HA-LO Industries, Inc.           113
        *5,000    MAXIMUS, Inc.                    185
        *3,000    QRS Corp.                        144
         6,000    Schawk, Inc.                      83
       *18,000    Vestcom Int'l, Inc.              162
                                                   890

      Financial Related - 2.2%                     $88

Financial Services - 2.2%
        *3,000    LaSalle Partners, Inc.           $88

      Industrial Related - 13.5%                  $536

Industrial & Electronics Products - 10.4%
        *4,000    AFC Cable Systems, Inc.         $134
         5,000    Spartech Corp.                   110
        *3,000    SPS Technologies, Inc.           170
                                                   414

Transportation - 3.1%
        *7,000    Carey Int'l, Inc.                122

      Medical Related - 21.1%                     $838

Medical Technology - 3.3%
        *5,000    SteriGenics Int'l, Inc.         $130

Pharmaceuticals - 14.7%
        *8,200    D & K Healthcare Resources, Inc  223
         5,000    Jones Pharma, Inc.               183
        *3,000    Medicis Pharmaceutical
                    Corp. - CL A                   179
                                                   585

Physician Services - 3.1%
       *20,000    Castle Dental Centers, Inc.      123

      Technology Related - 20.9%                  $832

Computer/Office Equipment - 7.3%
        *7,000    CHS Electronics,  Inc.          $119
        *8,000    ScanSource, Inc.                 172
                                                   291
Semiconductors - 5.7%
       *15,000    Aeroflex, Inc.                   227

Telecommunications/Equipment - 7.9%
       *10,000    Brightpoint, Inc.                137
        *8,000    Quanta Services, Inc.            177
                                                   314

Total Common Stocks
            (Cost $2,991 ) (a)                   3,746

Variable Demand Notes - 5.6%
       150,000    Firstar Bank Milwaukee,
                    N.A. - 5.30%                   150
        59,100    General Mills - 5.23%             59
        10,000    Pitney Bowes - 5.23%              10
         2,000    Sara Lee - 5.23%                   2
Total Variable Demand Notes                        221

Total Investments - 99.7%
      (Cost $3,212 ) (a)                         3,967

Other Assets Less Liabilities - 0.3%                13

Net Assets - 100%                               $3,980

(a) For tax purposes, cost is $3,219; the aggregate gross unrealized appreciation is $798, and aggregate gross unrealized depreciation is $43, resulting in net unrealized appreciation of $755 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security

<Page 14>

Schedule of Investments December 31, 1998

MONETTA MID-CAP EQUITY FUND

      Shares or                                   Quoted
       Principal                               Market Value
        Amount                                (In Thousands)

COMMON STOCKS - 98.4%

      Consumer Related - 42.0%                  $7,956

Broadcasting/Cable TV - 5.2%
         4,000    Media General, Inc. - CL A      $212
       *80,900    VDI Media                        769
                                                   981

Recreation/Entertainment - 3.7%
       *16,000    Galileo Int'l, Inc.              696

Restaurants/Lodging - 6.1%
       *23,000    Outback Steakhouse, Inc.         917
        *5,000    U.S. Foodservice                 245
                                                 1,162

Retail Trades - 10.1%
        *4,000    Best Buy Company, Inc.           246
        *7,000    Dollar Tree Stores, Inc.         306
       *35,000    Just For Feet, Inc.              608
        10,000    Flowers Industries, Inc.         239
        10,000    Intimate Brands, Inc.            299
        *4,000    Starbucks Corp.                  224
                                                 1,922

Miscellaneous - 16.9%
      *100,000    APAC Teleservices, Inc.          378
       *15,000    Consolidated Graphics, Inc.    1,013
       *10,000    MAXIMUS, Inc.                    370
       *25,000    Modis Professional Services      363
        40,000    Schawk, Inc.                     555
        10,000    Valassis Communications, Inc.    516
                                                 3,195

      Financial Related - 10.6%                 $2,012

Financial Services - 10.6%
        10,000    Aflac, Inc.                     $440
        10,000    Conseco, Inc.                    305
         5,000    City National Corp.              208
        *7,000    Fiserv, Inc.                     360
       *20,000    Newcourt Credit Group, Inc.      699
                                                 2,012


      Industrial Related - 5.8%                 $1,097

Energy Resources & Services - 1.6%
        10,000    NIPSCO Industries, Inc.         $304

Industrial & Electronics Products - 4.2%
        *5,000    Solectron Corp.                  465
        *5,800    SPS Technologies, Inc.           328
                                                   793

      Medical Related - 13.7%                   $2,595

Pharmaceuticals - 11.3%
        *7,000     Agouron Pharmaceuticals, Inc.  $411
        *4,000    Biogen, Inc.                     332
         4,500    McKesson Corp.                   356
        *9,000    Medicis Pharmaceutical
                    Corp. - CL A                   537
        *8,000      Watson Pharmaceuticals, Inc.   503
                                                 2,139

Physician Services - 2.4%
        *5,000    Genzyme Corp.                    249
        *7,000    Total Renal Care Holdings, Inc.  207
                                                   456

      Technology Related - 26.3%                $4,958

Computer Software and Systems - 13.6%
        *4,000     At Home Corp. - Ser. A         $297
         4,000    Ceridian Corp.                   279
        *5,000    NCR Corp.                        209
         6,000    Network Associates, Inc.         398
       *15,000    Novell, Inc.                     272
       *40,000    Platinum Technology, Inc.        765
        10,000    Unisys Corp.                     344
                                                 2,564

Computer/Office Equipment - 3.0%
       *20,000    CHS Electronics, Inc.            338
        *3,000    Jabil Circuit, Inc.              224
                                                   562

Telecommunications/Equipment - 5.5%
        *4,000    Comverse Technology, Inc.        284
       *10,000    Qwest Communications, Inc.       500
         4,000    Symbol Technologies              256
                                                 1,040
<Page 15>

Miscellaneous - 4.2%
        10,000    Reynolds & Reynolds - CL A       229
        *5,000    Sterling Commerce, Inc.          225
        10,000    Snyder Communications, Inc.      338
                                                   792

Total Common Stocks
            (Cost $16,166 ) (a)                 18,618

Variable Demand Notes - 6.0%
       625,100    Firstar Bank Milwaukee,
                    N.A. - 5.30%                   625
       211,700    Pitney Bowes - 5.23%             212
       303,700    Sara Lee - 5.23%                 303
Total Variable Demand Notes                      1,140

Commercial Paper - 25.6%
     1,000,000    AIG Funding - 4.9%
                    Due 01/04/99                 1,000
     1,000,000    Anheuser Busch - 4.95%
                    Due 01/04/99                 1,000
       500,000    Carolina Power & Light - 5.40%
                    Due 01/28/99                   498
       750,000    Coca Cola - 5.20%
                    Due 01/11/99                   749
       800,000    Ford Motor Credit - 5.40%
                    Due 01/19/99                   798
       800,000    General Motors Accept. Corp
                    5.40% Due 01/25/99             797
Total Commercial Paper                           4,842

Total Short-Term Investments                     5,982

Total Investments -130.0 %
            (Cost $22,148) (a)                  24,600

Other Assets Less Liabilities - (30.0%)        (5,680)

Net Assets - 100%                              $18,920

(a) For tax purposes, cost is $22,161; the aggregate gross unrealized appreciation is $2,741, and aggregate gross unrealized depreciation is $289, resulting in net unrealized appreciation of $2,452 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

MONETTA LARGE-CAP EQUITY FUND

      Shares or                                   Quoted
      Principal                                Market Value
       Amount                                 (In Thousands)

COMMON STOCKS - 95.7%

      Consumer Related - 33.0%                  $1,381

Broadcasting/CableTV - 6.9%
        *3,000    Clear Channel Communications    $164
         2,000    Time Warner, Inc.                124
                                                   288

Retail Trades - 20.5%
        *2,000    Best Buy Company, Inc.           123
         2,000    Dayton Hudson Corp.              109
         2,000    Gap, Inc.                        112
         2,500    Home Depot, Inc.                 153
        *2,500    Kohls Corp.                      154
        *1,500    Starbucks Corp.                   84
         1,500    WalMart Stores                   122
                                                   857

Miscellaneous - 5.6%
        *1,200    General Electric Co.             123
         1,500    Tyco Int'l, Ltd.                 113
                                                   236

      Financial Related - 14.6%                   $610

Financial Services - 14.6%
         1,000    American Int'l Group             $97
         1,000    American Express                 102
         2,500    Citigroup, Inc.                  124
         2,000    Merrill Lynch & Co., Inc.        133
         3,000    Paychex, Inc.                    154
                                                   610

      Industrial Related - 8.1%                   $342

Chemicals - 2.3%
         2,000    Monsanto Corp.                   $95

Energy Resources & Services - 1.6%
         1,500    Schlumberger Ltd.                 69

Transportation - 4.2%
        *2,000    FDX Corporation                  178

      Medical Related - 11.1%                     $463

Pharmaceuticals - 11.1%
         1,500    Cardinal Health, Inc.           $114
         2,000    Schering - Plough Corp.          110
         1,500    Warner - Lambert Co.             113
        *2,000    Watson Pharmaceuticals, Inc.     126
                                                   463
<Page 16>

      Technology Related - 28.9%                $1,209

Computer Software and Systems - 11.2%
        *2,000    Cisco Systems, Inc.             $185
         1,000    Int'l Business Machines Corp.    185
          *700    Microsoft Corp.                   97
                                                   467

Semiconductors - 2.8%
         1,000    Intel Corp.                      119

Telecommunications/Equipment - 14.9%
        *1,500    Air Touch Communications, Inc.   108
         2,000    GTE Corporation                  135
         1,500    Lucent Technologies, Inc.        165
        *3,000    MCI Worldcom, Inc.               215
                                                   623

Total Common Stocks
            (Cost $3,168) (a)                    4,005

Variable Demand Notes - 3.8%
        30,700    Firstar Bank Milw., N.A. - 5.30%  31
        55,600    General Mills - 5.30%             55
        72,700    Pitney Bowes - 5.23%              73
Total Variable Demand Notes                        159

Total Investments - 99.5%
            (Cost $3,327) (a)                    4,164

Other Assets Less Liabilities - 0.5%                21

Net Assets - 100%                               $4,185

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $871, and aggregate gross unrealized depreciation is $34, resulting in net unrealized appreciation of $837 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security

MONETTA BALANCED FUND

      Shares or                                     Quoted
      Principal                                   Market Value
       Amount                                    (In Thousands)

COMMON STOCKS - 66.4%

      Consumer Related - 27.9%                  $4,039

Broadcasting/Cable TV - 5.0%
        *5,000    Clear Channel Communications    $272
        *4,000    Metro Networks, Inc.             171
       *30,000    VDI Media                        285
                                                   728

Recreation/Entertainment - 0.8%
        *5,000    Avis Rent-A-Car, Inc.            121

Restaurants/Lodging - 2.2%
        *8,000    Outback Steakhouse, Inc.         319

Retail Trades - 8.5%
        *3,000    Best Buy Company, Inc.           184
         5,000    Dayton Hudson Corp.              271
        *7,000    Just For Feet, Inc.              122
         3,000    Home Depot, Inc.                 184
        *4,000    Starbucks Corp.                  224
         3,000    WalMart Stores                   244
                                                 1,229

Miscellaneous - 11.4%
       *25,000    APAC Teleservices, Inc.           95
        *3,000    Consolidated Graphics, Inc.      203
        *3,500    MAXIMUS, Inc.                    130
        *5,000    QRS Corp.                        240
         5,000    Schawk, Inc.                      69
         5,000    Tyco Int'l, Ltd.                 377
         5,000    Valassis Communications, Inc.    258
       *30,000    Vestcom Int'l, Inc.              270
                                                 1,642

      Financial Related - 4.0%                    $581

Financial Services - 4.0%
         5,000    Citigroup, Inc.                 $247
         5,000    Merrill Lynch & Co., Inc.        334
                                                   581

      Industrial Related - 6.4%                   $931

Energy Resources & Services - 1.0%
         3,000    Schlumberger Ltd.               $138

<Page 17>

Industrial & Electronics Products - 3.6%
        *6,000    AFC Cable Systems, Inc.          202
        *7,000    JPM Co.                           98
        *4,000    SPS Technologies, Inc.           226
                                                   526

Transportation - 1.8%
        *3,000    FDX Corporation                  267

      Medical Related - 6.9%                      $995

Medical Technology - 1.3%
        *7,000    SteriGenics Int'l, Inc.         $182

Pharmaceuticals - 5.6%
         3,000    Cardinal Health, Inc.            228
        *8,000    D&K Healthcare Resc. Inc.        218
        *3,000    Medicis Pharm. Corp. - CL A      179
         2,500    Warner-Lambert Co.               188
                                                   813

      Technology Related - 21.2%                $3,076

Computer Software and Systems - 4.5%
         2,000    Int'l Business Machines Corp.   $369
        *1,000    Microsoft Corp.                  139
        *3,000    Infoseek Corp.                   148
                                                   656

Computer/Office Equipment - 1.5%
       *10,000    ScanSource, Inc.                 215

Semiconductors - 4.5%
       *20,000    Aeroflex, Inc.                   302
         3,000    Intel Corp.                      356
                                                   658

Telecommunications/Equipment - 10.7%
        *4,000    AirTouch Communications, Inc.    289
         4,000    GTE Corporation                  270
         2,500    Lucent Technologies, Inc.        275
        *7,000    Quanta Services, Inc.            154
        *4,000    Qwest Communications Int'l       200
        *5,000    MCI Worldcom, Inc.               359
                                                 1,547

Total Common Stocks
      (Cost $7,676 ) (a)                         9,622

Variable Demand Notes - 0.2%
        24,000    Firstar Bank Milw., N.A. - 5.30%  24

Corporate Bonds - 26.8%
       300,000    Bank United Corp
                    8.875% Due 05/01/07            321
       450,000    Chase Manhattan Corp
                    9.750% Due 11/01/01            499
       500,000    Dupont
                    8.250% Due 09/15/06            594
       500,000    General Motors
                    7.100% Due 03/15/06            544
       550,000    Eli Lilly
                    8.375% Due 02/07/05            627
       500,000    Merck & Co Inc.
                    6.750% Due 09/19/05            537
       300,000    ONT- Global Bond
                    7.375% Due 01/27/03            326
       400,000    Worldcom, Inc.
                    7.550% Due 04/01/04            434
Total Corporate Bonds                            3,882

Government Obligations - 2.0%
       275,000    HUD Housing Urban Development
                    6.410% Due 08/01/05            292

Mortgage Obligations - 2.7%
       400,000    Green Tree Home Imprv. Mortg.
                    6.780% Due 06/15/28            397

Total Investments - 98.1%
      (Cost $12,150 ) (a)                       14,217

Other Assets Less Liabilities - 1.9%               272

Net Assets - 100%                              $14,489

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $2,216, and aggregate gross unrealized depreciation is $149, resulting in net unrealized appreciation of $2,067 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security

<Page 18>

Schedule of Investments December 31, 1998

MONETTA INTERMEDIATE BOND FUND

      Shares or                                    Quoted
      Principal                                 Market Value
       Amount                                  (In Thousands)

Preferred Stock - 1.6%

         4,000    SI Financing - 9.50% 06/30/26       $106

Treasury Notes - 14.4%
       200,000    5.500% Due 4/15/00                   202
       175,000    8.875% Due 05/15/00                  185
       200,000    6.625% Due 04/30/02                  211
       350,000    6.000% Due 07/31/02                  365
                                                       963

Corporate Bonds - 71.5%
       260,000    Pacific Gas & Electric - 8.750%
                    01/01/01                           277
       150,000    First Chicago Corp. - 11.250%
                    02/20/01                           167
       300,000    Chase Manhattan Corp. - 9.750%
                    11/01/01                           333
       300,000    Santa Fe Pacific - 8.375%
                    11/01/01                           321
       100,000    RJR Nabisco Inc. - 8.625%
                    12/01/02                           102
       125,000    Texaco Capital - 8.500%
                    02/15/03                           140
       100,000    Webb, Del E. - 9.750%
                    3/1/03                             102
       350,000    U.S. Central Credit - 6.000%
                    05/21/03                           361
       250,000    John Deere Credit - 6.125%
                    05/30/03                           251
       150,000    National Rural Utility - 6.000%
                    01/15/04                           155
       300,000    Worldcom, Inc. - 7.550%
                    04/01/04                           325
       300,000    Money Store - 8.375%
                    04/15/04                           335
       170,000    Commercial Credit Co. - 7.875%
                    07/15/04                           187
       225,000    Eli Lilly - 8.375%
                    02/07/05                           257
       250,000    Union Pacific Co. - 7.600%
                    05/01/05                           269
       225,000    Merck & Co , Inc. - 6.750%
                    09/19/05                           242
       100,000    Salomon, Inc. - 6.750%
                    1/15/06                            104
       250,000    Bank United Corp. - 8.875%
                    05/01/07                           267
       300,000    LCI Int'l, Inc. - 7.250%
                    06/15/07                           309
       250,000    Calenergy Co., Inc. - 7.630%
                    10/15/07                           268
                                                     4,772

U.S. Government Agencies - 5.4%
       250,000    FHLB 4.90% Due 02/10/19              249
       100,000    FHLB 6.44% Due 11/28/20              107
                                                       356

Government Obligations - 3.9%
       250,000    HUD 6.36% Due 08/01/04               263

Mortgage Obligations - 0.2%
        12,678    GNMA, 8.50% Due 07/15/21              14

Variable Demand Notes - 1.1%
        46,000    Firstar Bank Milw., N.A .- 5.30%      46
        29,700    General Mills - 5.23%                 30
Total Variable Demand Notes                             76

Total Investments - 98.1%
      (Cost $ 6,454) (a)                             6,550

Other Assets and Liabilities - 1.9%                    126

Net Assets - 100%                                   $6,676

Footnote for Intermediate Bond Fund:
(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $101, and aggregate gross unrealized depreciation is $5, resulting in net unrealized appreciation of $96 (in thousands). See accompanying notes to financial statements.

*Non-income producing security

MONETTA GOVERNMENT MONEY MARKET FUND

      Shares or
      Principal                                  Market Value
       Amount                                   (In Thousands)

GOVERNMENT OBLIGATIONS - 98.6%
Federal Home Loan Bank Discount - 54.4%
       628,000    Due 01/04/99                    $628
       570,000    Due 01/08/99                     569
       265,000    Due 01/15/99                     265
       100,000    Due 01/20/99                     100
       252,000    Due 01/26/99                     251
       152,000    Due 02/05/99                     151
       265,000    Due 02/17/99                     263
                                                 2,227

Federal National Mortgage Assoc.
      Discount Note - 8.4%
       349,000    Due 02/11/99                     347

Federal Home Loan Mortgage Corp.
      Discount Notes - 35.8%
       684,000    Due 03/05/99                     678
       350,000    Due 03/10/99                     347
       447,000    Due 04/09/99                     441
                                                 1,466

Total Investments - 98.6%
      (Cost $4,040 ) (a)                         4,040

Other Assets Less Liabilities - 1.4%                55

Net Assets - 100%                               $4,095

(a) Cost is identical for book and tax purposes.

See accompanying notes to financial statements.

<Page 19>


Statements of Assets and Liabilities                         December 31, 1998
(In Thousands)

                                              Small-Cap   Mid-Cap     Large-Cap
                                    Monetta    Equity     Equity       Equity
                                     Fund       Fund       Fund         Fund
Assets:
Investments at market value
(cost: $103,970; $3,212;
$22,148; $3,327; $12,150;
$6,454; $4,040) (Note 1)           $126,459    $3,967     $24,600      $4,164
Cash                                   0          0          0            6
Interest and dividends
receivable                            16          1          7            1
Receivable for securities
sold                                 3,317       47         918          113

Total Assets                        129,792     4,015     25,525        4,284

Liabilities:
Payables:
Custodial bank                       1,496       23          6            0
Investment advisory fees
(Note 2)                              100         2         12            2
Distribution and service
charges payable                        0          1         10            2
Investments purchased                3,410        0        6,570         89
Fund shares redeemed                   1          0          0            0
Accrued expenses                      96          9          7            6

Total Liabilities                    5,103       35        6,605         99

Net Assets                          124,689     3,980     18,920        4,185

Analysis of net assets:
Paid in capital (b)                 114,596     3,879     16,853        3,613
Accumulated undistributed
net investment income                  0          0          0            0
Accumulated undistributed
net realized gain (loss)           (12,396)     (654)      (385)        (265)
Net unrealized appreciation
on investments                      22,489       755       2,452         837

Net Assets                         $124,689    $3,980     $18,920      $4,185

Net asset value, offering price,
 and redemption price per share
 (8,333 shares of capital stock
 and 297; 1,394; 311; 1,001;
 627; 4,095 shares of beneficial
 interest issued and outstanding
 respectively)                      $14.96     $13.40     $13.57       $13.44

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Amount for Monetta Fund represents $83 of $0.01 par value and $114,513 of additional paid in capital, 100 million shares are authorized. Each fund of Monetta Trust has an unlimited number of no par value share of beneficial interest authorized.



Statements of Assets and Liabilities                         December 31, 1998
(In Thousands)


                                                Intermediate      Government
                                   Balanced         Bond         Money Market
                                     Fund           Fund             Fund

Assets:
Investments at market value
(cost: $103,970; $3,212;
$22,148; $3,327; $12,150;
$6,454; $4,040) (Note 1)            $14,217        $6,550           $4,040
Cash                                   1              2               60
Interest and dividends
receivable                            113            128               0
Receivable for securities
sold                                  228             0                0

Total Assets                        14,559          6,680            4,100

Liabilities:
Payables:
Custodial bank                         0              0                0
Investment advisory fees
Note (2)                               5              1                0
Distribution and service
charges payable                        5              1                0
Investments purchased                 55              0                0
Fund shares redeemed                   1              0                0
Accrued expenses                       4              2                5

Total Liabilities                     70              4                5

Net Assets                          14,489          6,676            4,095

Analysis of net assets:
Paid in capital (b)                 13,340          6,563            4,095
Accumulated undistributed
net investment income                  2             (a)               0
Accumulated undistributed
net realized gain (loss)             (920)           17                0
Net unrealized appreciation
on investments                       2,067           96                0

Net Assets                          $14,489        $6,676           $4,095

Net asset value, offering price,
and redemption price per share
8,333 shares of capital stock
and 297; 1,394; 311; 1,001;
627; 4,095 shares of beneficial
interest issued and outstanding
respectively)                       $14.48         $10.65            $1.00

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Amount for Monetta Fund represents $83 of $0.01 par value and $114,513 of additional paid in capital, 100 million shares are authorized. Each fund of Monetta Trust has an unlimited number of no par value share of beneficial interest authorized.

<Page 20>

Statements of Operations                                     December 31, 1998
(In Thousands)

                                               Small-Cap   Mid-Cap    Large-Cap
                                    Monetta     Equity     Equity      Equity
                                     Fund        Fund       Fund        Fund
Investment income and
expenses:
Investment income:
Interest                             $654         $9        $188         $28
Dividend                              333          3         91          26
Other income                          59           0          4          (a)

Total investment income              1,046        12         283         54

Expenses:
Investment advisory fee
(Note 2)                             1,447        26         156         30
Distribution expense                   0           9         52          10
Custodial fees and bank
cash management fee                   47           3         10           4
Transfer and shareholder
servicing agent fee                   477         44         33          31
Other                                  0           0          1          (a)

Total expenses                       1,971        82         252         75
Expenses waived and
reimbursed                             0           0          0           0

Expenses net of waived and
reimbursed expenses                  1,971        82         252         75

Net investment income (loss)         (925)       (70)        31         (21)

Realized and unrealized gain
(loss) on investments:
Realized gain (loss) on
investments:
Proceeds from sales                 294,212      6,526     81,067      10,875
Cost of securities sold             306,527      7,181     81,452      11,140

Net realized gain (loss) on
investments                        (12,315)      (655)      (385)       (265)

Net unrealized appreciation on
investments:
Beginning of period                 23,225        117       2,041        199
End of period                       22,489        755       2,452        837

Net change in net unrealized
appreciation (depreciation)
on investments during the
period                               (736)        638        411         638

Net realized and unrealized
gain (loss) on investments         (13,051)      (17)        26          373

Net increase (decrease) in
net assets from operations         $(13,976)     $(87)       $57        $352

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.


Statements of Operations                                     December 31, 1998
(In Thousands)

                                                  Intermediate    Government
                                      Balanced        Bond       Money Market
                                        Fund          Fund           Fund

Investment income and
expenses:
Investment income:
Interest                                $386          $283           $256
Dividend                                 36             7              0
Other income                              0            (a)             0

Total investment income                  422           290            256

Expenses:
Investment advisory fee
(Note 2)                                 58            16             12
Distribution expense                     36            12              5
Custodial fees and bank
cash management fee                       8             3              2
Transfer and shareholder
servicing agent fee                      20             4             13
Other                                    (a)            0             (a)

Total expenses                           122           35             32
Expenses waived and
reimbursed                                0            (9)           (17)

Expenses net of waived and
reimbursed expenses                      122           26             15

Net investment income (loss)             300           264            241

Realized and unrealized gain
(loss) on investments:
 Realized gain (loss) on
investments:
Proceeds from sales                    22,695         2,544         26,826
Cost of securities sold                23,614         2,482         26,826

Net realized gain(loss) on
investments:                            (919)          62              0

Net unrealized appreciation on
investments:
Beginning of period                      351           57              0
End of period                           2,067          96              0

Net change in net unrealized
appreciation (depreciation)
on investments during the
period                                  1,716          39              0

Net realized and unrealized
gain (loss) on investments               797           101             0

Net increase (decrease) in
net assets from operations             $ 1,097        $ 365          $ 241

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

<Page 21>


Statements of Changes in Net Assets                          December 31, 1998
(In Thousands)

                                                              Small-Cap
                                      Monetta                  Equity
                                       Fund                     Fund

                                  1998        1997        1998        1997*

From investment activities:
Operations:
Net investment income (loss)     $(925)      $(396)       $(70)      $(11)
Net realized gain (loss) on
investments                     (12,315)     31,669       (655)        140
Net change in net unrealized
appreciation (depreciation)
on investments during the
period                            (736)       5,097        638         117

Net increase (decrease) in net
assets from operations          (13,976)     36,370       (87)         246
Distribution from net
investment income                   0           0           0           0
Distribution from short-term
capital gains, net (b)           (2,369)    (15,860)      (30)        (99)
Distribution from net realized
gains                            (3,088)     (6,981)        0           0

Increase (decrease) in net
assets from investment
activities                      (19,433)     13,529       (117)        147

From capital transactions
 (Note 3):

Proceeds from shares sold        11,137      13,641       2,479       2,498
Net asset value of shares
issued through dividend
reinvestment                      5,350      22,534        29          95
Cost of shares redeemed         (35,780)    (97,806)      (929)       (222)

Increase (decrease) in net
assets from capital
transactions                    (19,293)    (61,631)      1,579       2,371

Total increase (decrease)
in net assets                   (38,726)    (48,102)      1,462       2,518

Net assets at beginning
of period                        163,415     211,517      2,518         0

Net assets at end of period**   $124,689    $163,415     $3,980      $2,518

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Distributions of short-term capital gains are included as ordinary income for tax purposes.

* For period from 2/1/97 through 12/31/97.


Statements of Changes in Net Assets                          December 31, 1998
(In Thousands)

                                            Mid-Cap               Large-Cap
                                            Equity                 Equity
                                             Fund                   Fund
                                       1998        1997        1998      1997

From investment activities:

Operations:
Net investment income (loss)            $31       $ (56)       $(21)     $(2)
Net realized gain (loss) on
investments                            (385)       6,384       (265)      831
Net change in net unrealized
appreciation (depreciation)
on investments during the
period                                  411       (1,142)       638      (11)

Net increase (decrease) in net
assets from operations                  57         5,186        352       818
Distribution from net
investment income                      (31)         (a)          0         0
Distribution from short-term
capital gains, net (b)                 (741)      (1,696)      (208)     (296)
Distribution from net realized
gains                                 (1,028)     (3,032)      (62)      (275)

Increase (decrease) in net
assets from investment
activities                            (1,743)       458         82        247

From capital transactions
 (Note 3):

Proceeds from shares sold              5,180       5,590        829      2,135
Net asset value of shares
issued through dividend
reinvestment                           1,770       4,686        264       559
Cost of shares redeemed               (8,195)     (6,164)     (1,255)    (964)

Increase (decrease) in net
assets from capital
transactions                          (1,245)      4,112       (162)     1,730

Total increase (decrease)
in net assets                         (2,988)      4,570       (80)      1,977

Net assets at beginning
of period                             21,908      17,338       4,265     2,288

Net assets at end of period**         $18,920     $21,908     $4,185    $4,265

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Distributions of short-term capital gains are included as ordinary income for tax purposes.

* For period from 2/1/97 through 12/31/97.

<Page 22>

Statements of Changes in Net Assets                          December 31, 1998
(In Thousands)

                                                            Intermediate
                                      Balanced                  Bond
                                        Fund                    Fund
                                  1998        1997        1998        1997

From investment activities:
Operations:
Net investment income (loss)      $300        $156        $264        $182
Net realized gain (loss) on
investments                       (919)       1,171        62          18
Net change in net unrealized
appreciation (depreciation)
on investments during the
period                            1,716        236         39          70

Net increase (decrease) in net
assets from operations            1,097       1,563        365         270
Distribution from net
investment income                 (300)       (154)       (264)       (181)
Distribution from short-term
capital gains, net (b)            (395)       (676)       (23)        (14)
Distribution from net realized
gains                             (56)        (56)        (23)         (a)

Increase (decrease) in net
assets from investment
activities                         346         677         55          75

From capital transactions
(Note 3):

Proceeds from shares sold         4,715       9,742       3,943       1,371
Net asset value of shares
issued through dividend
reinvestment                       404         618         257         170
Cost of shares redeemed          (3,030)     (1,319)     (1,512)      (452)

Increase (decrease) in net
assets from capital
transactions                     (2,089)      9,041       2,688       1,089

Total increase (decrease)
in net assets                     2,435       9,718       2,743       1,164

Net assets at beginning
of period                        12,054       2,336       3,933       2,769

Net assets at end of period**    $14,489     $12,054     $6,676      $3,933

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Distributions of short-term capital gains are included as ordinary income for tax purposes.

* For period from 2/1/97 through 12/31/97.

**Including undistributed net investment income of $2 thousand for the Balanced Fund and undistributed net investment income, which rounds to less than $1 thousand, for the Intermediate Bond Fund.


Statements of Changes in Net Assets                          December 31, 1998
(In Thousands)


                                                       Government
                                                      Money Market
                                                          Fund

                                                1998                    1997

From investment activities:
Operations:
Net investment income (loss)                    $241                    $267
Net realized gain (loss) on
investments                                       0                       0
Net change in net unrealized
appreciation (depreciation)
on investments during the
period                                            0                       0

Net increase (decrease) in net
assets from operations                           241                     267
Distribution from net
investment income                               (241)                   (267)
Distribution from short-term
capital gains, net (b)                            0                       0
Distribution from net realized
gains                                             0                       0

Increase (decrease) in net
assets from investment
activities                                        0                       0

From capital transactions
(Note 3):

Proceeds from shares sold                       5,724                   6,338
Net asset value of shares
issued through dividend
reinvestment                                     233                     252
Cost of shares redeemed                        (6,326)                 (8,358)

Increase (decrease) in net
assets from capital
transactions                                    (369)                  (1,768)

Total increase (decrease)
in net assets                                   (369)                  (1,768)

Net assets at beginning
of period                                       4,464                   6,232

Net assets at end of period**                  $4,095                  $4,464

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Distributions of short-term capital gains are included as ordinary income for tax purposes.

* For period from 2/1/97 through 12/31/97.

**Including undistributed net investment income of $2 thousand for the Balanced Fund and undistributed net investment income, which rounds to less than $1 thousand, for the Intermediate Bond Fund.

<Page 23>

Notes To Financial Statements December 31, 1998

1.    SIGNIFICANT ACCOUNTING POLICIES:
      Monetta Fund, Inc. ("Monetta Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential. The Fund generally invests in companies with a market capitalization range of $50 million to $1 billion.

Monetta Trust ("the Trust") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The following funds are series of the Trust:

Small-Cap Equity Fund. The primary objective of this Fund is capital appreciation. The Fund typically invests in companies with a market capitalization of less than $1 billion.

Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $5 billion.

Large-Cap Equity Fund. The primary objective of this Fund is to seek long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies with market capitalization of greater than $5 billion.

Balanced Fund. The objective of this Fund is to seek a favorable total rate of return through capital appreciation and current income consistent with preservation of capital, derived from investing in a portfolio of equity and fixed income securities.


Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

Government Money Market Fund. The primary objective of this Fund is to seek maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

The Monetta Family of Mutual Funds is comprised of Monetta Fund, Inc. and each of the Trust Series and is collectively referred to as the "Funds". The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles:

      (a)   Securities Valuation
Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between the quoted bid and asked prices. Short-term securities, including all securities held by the Government Money Market Fund, are stated at amortized cost, which is substantially equivalent to market value.

      (b)   Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires the Funds' management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

      (c)   Federal Income Taxes
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.

<Page 24>

Notes To Financial Statements December 31, 1998

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1998, the Funds have accumulated capital loss carryforwards for tax purposes, which will expire on December 31, 2006, of:
Monetta Fund, Inc., $8,865,094; Monetta Small-Cap Equity Fund, $463,923; Monetta Mid-Cap Equity Fund, $286,883; Monetta Large-Cap Equity Fund, $262,422; and Monetta Balanced Fund, $916,270.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales, post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, and losses and gains from real estate investment trusts.

      (d)   General
Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond Discount/Premium is amortized on a straight line basis over the life of each applicable security.

      (e)   Distributions of Incomes and Gains
Distributions to shareholders are recorded by the Funds (except for the Government Money Market Fund) on the ex-dividend date. The Government Money Market Fund declares dividends daily and automatically reinvests such dividends daily. Due to inherent differences in the characterization of short-tern capital gains under generally accepted accounting principles and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ. These differences are permanent in nature and may result in distributions in excess of book basis net investment income for certain periods.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future years' net investment income. Therefore, $924,941, $69,638 and $20,949, of net operating loss generated by Monetta Fund, Inc., Monetta Small-Cap Equity Fund, and Monetta Large-Cap Equity Fund, respectively, has been reclassified from accumulated net investment loss to capital.

For the year ended December 31, 1998, the Funds paid the following long-term capital gains, Monetta Fund, Inc., $3,088,323; Monetta Mid-Cap Equity Fund, $1,027,825; Monetta Large-Cap Equity Fund, $62,170; Monetta Balanced Fund, $55,891; and Monetta Intermediate Bond Fund, $23,163.

2.    RELATED PARTIES:
Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment advisor, Monetta Financial Services, Inc. "Advisor". For twelve months ended December 31, 1998, renumerations required to be paid to all interested directors or trustees has been absorbed by the Advisor. Fees paid to outside Directors or Trustees have been absorbed by the respective funds.

Each Fund pays an investment advisory fee to the Advisor based on that Fund's individual net assets, payable monthly at the annual rate of 1.0% for Monetta Fund; 0.75% for the Small-Cap, Mid-Cap, and Large-Cap Equity Funds; 0.40% for the Balanced Fund; 0.35% for Intermediate Bond Fund; and 0.25% for the Government Money Market Fund. From these fees the Advisor pays all the Funds' ordinary operating expenses other than the advisory fee, distribution charges (Trust only) and charges of the Funds' custodian and transfer agent.
Investment advisory fees waived for the twelve months ended December 31,1998, for the Intermediate Bond Fund were $9,430 of total fees of $16,453.
Investment advisory fees waived, 12B-1 fees waived, and expenses paid by the Advisor through December 31, 1998, for the Government Money Market Fund were $11,772, $4,714 and $330, respectively. Additionally, brokerage commissions of $22,650, $800, $16,200, $900 and $4,530, were paid by the Monetta Fund, Small-
Cap Fund, Mid-Cap Fund, Large-Cap Fund, and Balance Fund, respectively to Monetta Investment Services, L.L.C. during the year ended December 31, 1998.

<Page 25>

Notes To Financial Statements December 31, 1998

Monetta Financial Services, Inc., as of December 31, 1998 owned 60,011 shares or 9.6% of the Intermediate Bond Fund, 18,092 or 6.1% of the Small-Cap Equity Fund, 39,573 shares or 4.0% of the Balanced Fund, 7,395 shares or 2.4% of the Large-Cap Equity Fund. Monetta Financial Services, Inc. owns less than 1% of the Monetta Fund, the Mid-Cap Equity Fund, and the Government Money Market Fund.

3.                   CAPITAL STOCK AND SHARE UNITS:
There are 100,000,000 shares of $0.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.


                                           Small-Cap    Mid-Cap   Large-Cap
                                 Monetta    Equity      Equity     Equity
(In Thousands)                    Fund       Fund*       Fund       Fund
1997 beginning shares            13,352        0         1,170       187

Shares sold                        752        190         341        161
Shares issued upon
dividend reinvestment             1,289        7          315        42

Shares redeemed                  (5,933)     (16)        (363)      (71)

Net increase (decrease)
in shares outstanding            (3,892)      181         293        132

1998 beginning shares             9,460       181        1,463       319

Shares sold                        702        184         375        63

Shares issued upon
dividend reinvestment              412         2          144        23

Shares redeemed                  (2,241)     (70)        (588)      (94)

Net increase (decrease)
in shares outstanding            (1,127)      96         (69)        (8)

Ending shares                     8,333       297        1,394       311

                                                                 Government
                                                 Intermediate      Money
                                  Balanced           Bond          Market
                                    Fund             Fund           Fund
1997 beginning shares               185              271           6,232

Shares sold                         723              133           6,338

Shares issued upon
dividend reinvestment                43               17             252

Shares redeemed                     (95)             (44)          (8,358)

Net increase (decrease)
in shares outstanding                671              106          (1,768)

1998 beginning shares                856              377           4,464

Shares sold                          329              369           5,724

Shares issued upon
dividend reinvestment                31               24             233

Shares redeemed                     (215)            (143)         (6,326)

Net increase (decrease)
in shares outstanding                145              250           (369)

Ending shares                       1,001             627           4,095

* Inception date February 1, 1997

4.    PURCHASES AND SALES OF INVESTMENT SECURITIES:
The cost of purchases and proceeds from sales of securities for the twelve months ended December 31, 1998, excluding short-term securities were: Monetta Fund, $142,819,724 and $168,245,024 ; Small-Cap Fund, $7,850,947 and
$6,526,200; Mid-Cap Fund, $42,036,670 and $43,913,944; Large-Cap Fund,
$7,499,377 and $7,800,684; Balanced Fund, $19,287,727 and $17,297,243; and
Intermediate Bond Fund, $4,879,284 and $2,543,936. The cost of purchases and proceeds from the sales of government securities included in the preceding numbers were as follows: Balanced Fund, $0 and $2,235,159; and Intermediate Bond Fund, $778,175 and $556,051.

5.    DISTRIBUTION PLAN:
The Trust and its shareholders have adopted a service and distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Small-Cap, Mid-Cap, Large-Cap, Balanced, and Intermediate Bond Funds and up to 0.10% for the Government Money Market Fund are accrued daily. The distributor is Funds Distributor, Inc.

<Page 26>

Notes To Financial Statements                                December 31, 1998

6.    FINANCIAL HIGHLIGHTS:
      Financial highlights for Monetta Fund for a share of capital stock outstanding throughout the period is presented below:


                                    MONETTA FUND

                                     1998     1997    1996     1995     1994
Net asset value at
beginning of period                 $17.274  $15.842 $15.591  $14.515  $15.539

Net investment income (loss)        (0.104)  (0.041) (0.079)   0.029   (0.026)

Net realized and unrealized gain
(loss) on investments               (1.554)   4.223   0.330    4.075   (0.938)

Total from investment
operations:                         (1.658)   4.182   0.251    4.104   (0.964)

Less:
Distributions from net investment
income                               0.000    0.000   0.000   (0.028)   0.000

Distributions from short-term capital
gains, net (a)                      (0.283)  (1.910)  0.000   (3.000)  (0.060)

Distributions from net realized
gains                               (0.369)  (0.840)  0.000    0.000    0.000

Total distributions                 (0.652)  (2.750)  0.000   (3.028)  (0.060)

Net asset value at end of period    $14.964  $17.274 $15.842  $15.591  $14.515

Total return                        (9.03%)  26.18%   1.60%   28.02%   (6.21%)

Ratio to average net assets:
Expenses                             1.36%    1.48%   1.38%    1.36%    1.35%
Net investment income               (0.64%)  (0.24%) (0.51%)   0.18%   (0.15%)
Portfolio turnover                  107.5%    97.8%  204.8%   272.0%   191.3%
Net assets ($ millions)             $124.7   $163.4  $211.5   $362.7   $364.9

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.

<Page 27>

Notes To Financial Statements                                December 31, 1998

Financial highlights for each Fund of the Trust for a share outstanding throughout the period are as follows:


                                           Small-Cap
                                          Equity Fund

                                                               2/1/97
                                                               Through
                                             1998             12/31/97
Net asset value at beginning of
period                                      $13.900            $10.000
Net investment income (loss)                (0.272)            (0.148)
Net realized and unrealized
gain (loss) on investments                  (0.136)             4.878
Total from investment operations            (0.408)             4.730
Less:
Distributions from net
investment income                              0                0.000
Distributions from short-term
capital gains, net (a)                      (0.096)            (0.830)
Distributions from net
realized gains                                 0                0.000
Total distributions                         (0.096)            (0.830)
Net asset value at end of period            $13.396            $13.900
Total return*                               (2.81%)            47.17%
Ratios to average net assets:
Expenses*                                    2.39%              1.75%
Net investment income*                      (2.04%)            (1.13%)
Portfolio turnover                          200.4%             138.8%
Net assets ($ thousands)                    $3,980             $2,518

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.


Notes To Financial Statements                                December 31, 1998

                                                     Mid-Cap
                                                   Equity Fund

                                    1998     1997      1996     1995      1994
Net asset value at beginning of
period                             $14.975  $14.814   $11.962  $12.199   $12.537

Net investment income (loss)        0.022   (0.045)    0.044    0.059     0.071

Net realized and unrealized
gain (loss) on investments         (0.266)   4.296     2.852    2.874     0.193

Total from investment operations   (0.244)   4.251     2.896    2.933     0.264

Less:
Distributions from net
investment income                  (0.022)   0.000    (0.044)  (0.050)   (0.069)

Distributions from short-term
capital gains, net (a)             (0.477)  (1.452)    0.000   (2.990)   (0.533)

Distributions from net
realized gains                     (0.661)  (2.638)    0.000   (0.130)    0.000

Total distributions                (1.160)  (4.090)   (0.044)  (3.170)   (0.602)
Net asset value at end of period   $13.571  $14.975   $14.814  $11.962   $12.199
Total return*                      (0.85%)  29.14%    24.20%   24.54%     2.17%
Ratios to average net assets:
Expenses*                           1.21%    1.26%     1.23%    1.25%     1.30%
Net investment income*              0.15%   (0.28%)    0.32%    0.44%     0.57%
Portfolio turnover                 237.6%   137.8%     93.3%   254.4%    210.0%
Net assets ($ thousands)           $18,920  $21,908   $17,338  $14,216   $11,736

*Ratios and total return for the year of inception are calculated from the date of inception to the end of the period.

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions that are based on shares outstanding at record date.

<Page 28>

Notes To Financial Statements                                December 31, 1998


                                      Large-Cap
                                     Equity Fund
                                                                    9/1/95
                                                                    Through
                                        1998       1997     1996   12/31/95

Net asset value at beginning of
period                                 $13.359    $12.266  $10.571  $10.000

Net investment income (loss)           (0.068)    (0.007)   0.023    0.005

Net realized and unrealized
gain (loss) on investments              1.074      3.250    2.928    0.570

Total from investment operations        1.006      3.243    2.951    0.575

Less:
Distributions from net
investment income                       0.000      0.000   (0.023)  (0.004)
Distributions from short-term
capital gains, net (a)                 (0.714)    (1.113)  (1.188)   0.000
Distributions from net
realized gains                         (0.214)    (1.037)  (0.045)   0.000
Total distributions                    (0.928)    (2.150)  (1.256)  (0.004)
Net asset value at end of period       $13.437    $13.359  $12.266  $10.571
Total return*                           8.99%     26.64%   28.20%    5.74%
Ratios to average net assets:
Expenses*                               1.86%      1.51%    1.51%    0.69%
Net investment income*                 (0.52%)    (0.05%)   0.31%    0.05%
Portfolio turnover                     207.5%     123.2%   152.7%    38.2%
Net assets ($ thousands)               $4,185     $4,265   $2,288   $1,072

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.


Notes To Financial Statements                                December 31, 1998

                                  Balanced
                                    Fund
                                                        9/1/95
                                                        Through
                                    1998      1997       1996    12/31/95
Net asset value at beginning of
period                             $14.078   $12.643    $10.605   $10.000
Net investment income (loss)        0.290     0.264      0.132     0.009

Net realized and unrealized
gain (loss) on investments          0.838     2.398      2.598     0.602

Total from investment operations    1.128     2.662      2.730     0.611

Less:
Distributions from net
investment income                  (0.286)   (0.224)    (0.132)   (0.004)
Distributions from short-term
capital gains, net (a)             (0.389)   (0.927)    (0.560)   (0.002)
Distributions from net
realized gains                     (0.055)   (0.076)     0.000     0.000
Total distributions                (0.730)   (1.227)    (0.692)   (0.006)
Net asset value at end of period   $14.476   $14.078    $12.643   $10.605
Total return*                       8.59%    21.21%     25.94%     6.16%
Ratios to average net assets:
Expenses*                           0.84%     1.02%      1.40%     0.91%
Net investment income*              2.06%     1.88%      1.54%     0.08%
Portfolio turnover                 127.7%    115.9%     117.8%     54.8%
Net assets ($ thousands)           $14,489   $12,054    $2,336     $410

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.

<Page 29>

Notes To Financial Statements                                December 31, 1998

Monetta Trust Continued:

                           Intermediate Bond Fund

                                    1998      1997     1996     1995     1994
Net asset value at beginning of
period                             $10.445   $10.208  $10.244  $9.624   $10.345
Net investment income               0.592     0.599    0.612    0.655    0.589
Net realized and unrealized gain
(loss) on investments               0.269     0.278    0.019    0.740   (.690)
Total from investment operations    0.861     0.877    0.631    1.395   (0.101)
Less:
Distributions from net
investment income                  (0.577)   (0.592)  (0.612)  (0.655)  (0.580)
Distributions from short-term
capital gains, net (a)             (0.038)   (0.047)  (0.055)  (0.120)  (0.040)
Distributions from net realized
gains                              (0.039)   (0.001)   0.000    0.000    0.000
Total distributions                (0.654)   (0.640)  (0.667)  (0.775)  (0.620)
Net asset value at end of period   $10.652   $10.445  $10.208  $10.244  $9.624
Total return                        8.38%     8.91%    6.46%   14.84%   (1.04%)
Ratios to average net assets:
Expenses - Net                      0.55%     0.65%    0.55%    0.27%    0.28%
Expenses - Gross (b)                0.75%     0.87%    0.85%    0.75%    0.88%
Net investment income-Net           5.59%     5.82%    5.75%    5.94%    5.94%
Net investment income-Gross (b)     5.39%     5.60%    5.45%    5.46%    5.34%
Portfolio turnover                  52.0%     96.7%    28.9%    75.1%    94.5%
Net assets ($ thousands)           $6,676    $3,933   $2,769   $3,589   $3,010

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment advisor.

The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.

<Page 30>

Notes To Financial Statements                                December 31, 1998

Government Money Market Fund

                                1998        1997     1996     1995     1994
Net asset value at beginning of
period                         $1.000      $1.000   $1.000   $1.000    $1.000
Net investment income          (0.051)     (0.050)  (0.049)  (0.059)   (0.040)

Net realized and unrealized gain
(loss) on investments            0.000       0.000    0.000    0.000    0.000

Total from investment operations
Less:
Distributions from net
investment income                0.051       0.050    0.049    0.059    0.040
Distributions from short-term
capital gains, net (a)           0.000       0.000    0.000    0.000    0.000
Distributions from net realized
gains                            0.000       0.000    0.000    0.000    0.000
Total distributions            (0.051)     (0.050)  (0.049)  (0.059)   (0.040)
Net asset value at end of
 period                        $1.000      $1.000   $1.000   $1.000    $1.000
Total return                     5.24%       5.15%    5.06%    5.87%    4.04%
Ratios to average net assets:
Expenses - Net                   0.32%       0.39%    0.31%    0.07%    0.0%
Expenses - Gross (b)             0.68%       0.76%    0.67%    0.59%    0.66%
Net investment income-Net        5.11%       5.02%    4.95%    5.69%    4.04%
Net investment income-Gross (b)  4.76%       4.65%    4.59%    5.17%    3.39%
Portfolio turnover                 N/A         N/A      N/A      N/A     N/A
Net assets ($ thousands)       $4,095      $4,464   $6,232   $4,393    $3,315

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment advisor.

The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.

<Page 31>